Press Release

Investor & Media Contact:

Michelle Spolver
Fortinet, Inc.
408-486-7837
mspolver@fortinet.com

Fortinet Reports Fourth Quarter and Full Year 2011 Financial Results
Fourth Quarter 2011 Highlights
•Revenues of $120.9 million, up 29% year over year
•Billings of $140.6 million, up 27% year over year
•GAAP EPS of $0.10 and Non-GAAP EPS of $0.14

•	Free cash flow of $30.7 million

•	Cash and investments of $538.7 million, with no debt
Full Year 2011 Highlights:
•Revenues of $433.6 million, up 34% year over year
•Billings of $475.8 million, up 27% year over year
•GAAP EPS of $0.38 and Non-GAAP EPS of $0.45

•	Free cash flow of $135.2 million

SUNNYVALE, Calif. - January 31, 2012 - Fortinet® (NASDAQ: FTNT) - a leading network security provider and the worldwide leader in unified threat management (UTM) solutions - today announced financial results for the fourth quarter and full year ended December 31, 2011.

Financial Highlights for the Fourth Quarter of 2011

•
Revenue[1]: Total revenue was $120.9 million for the fourth quarter of 2011, an increase of 29% compared to the fourth quarter of 2010. Within total revenue, product revenue was $57.5 million, an increase of 40% compared to the fourth quarter of 2010. Services revenue was $61.1 million, an increase of 27% compared to the fourth quarter of 2010. Ratable and other revenue was $2.3 million compared to $4.6 million for the fourth quarter of 2010.

•
Billings[2]: Total billings were $140.6 million for the fourth quarter of 2011, an increase of 27% compared to the fourth quarter of 2010. We define billings, a non-GAAP financial measure, as revenue recognized during the period plus the change in deferred revenue from the beginning to the end of the period.

•	Deferred Revenue: Deferred revenue was $294.8 million as of December 31, 2011, an increase of 17% compared to deferred revenue as of December 31, 2010, and up $19.7 million from September 30, 2011.

•
Cash and Free Cash Flow[3]: As of December 31, 2011, cash, cash equivalents and investments were $538.7 million, compared to $503.0 million as of September 30, 2011. In the fourth quarter of 2011, free cash flow was $30.7 million, compared to $30.5 million for the fourth quarter of 2010. We define free cash flow, a non-GAAP financial measure of liquidity, as net cash provided by operating activities plus the amount we paid in the fourth quarter of 2011 to settle a lawsuit with Trend Micro Incorporated, less capital expenditures[2]. Free cash flow does not include the excess tax benefits that we received from option exercises pursuant to our employee equity incentive plans.

•
GAAP Operating Income: GAAP operating income was $26.5 million for the fourth quarter of 2011, and $20.7 million for the fourth quarter of 2010, representing a GAAP operating margin of 22% for both periods.

•
Non-GAAP Operating Income[2]: Non-GAAP operating income was $32.4 million for the fourth quarter of 2011, representing a non-GAAP operating margin of 27%, and $23.2 million for the fourth quarter of 2010, representing a non-GAAP operating margin of 25%. Non-GAAP operating income and operating margin exclude stock-based compensation expense and income from payments we received related to a patent settlement.

•
GAAP Net Income and EPS: GAAP net income was $16.5 million for the fourth quarter of 2011, based on a 40% tax rate for the quarter. The fourth quarter rate brings us to a 32% tax rate for the year.  This compares to GAAP net income of $16.1 million for the fourth quarter of 2010, based on a 23% tax rate for the quarter. GAAP diluted EPS was $0.10 for the fourth quarter of 2011, based on 164.5 million weighted-average diluted shares outstanding, compared to $0.10 for the fourth quarter of 2010, based on 160.7 million weighted-average diluted shares outstanding[4].

•
Non-GAAP Net Income and EPS[2]: Non-GAAP net income was $22.3 million for the fourth quarter of 2011, based on a 33% effective tax rate for the quarter. Non-GAAP net income for the fourth quarter of 2010 was $17.3 million, based on a 27% effective tax rate. Non-GAAP diluted EPS was $0.14 for the fourth quarter of 2011 based on 164.5 million weighted-average diluted shares outstanding, compared to $0.11 for the fourth quarter of 2010, based on 160.7 million weighted-average diluted shares outstanding[4]. Non-GAAP net income and non-GAAP EPS exclude stock-based compensation expense and income from payments we received related to a patent settlement, less the related tax effects.

Full Year 2011 Financial Results

•
Revenue[1]: Total revenue was $433.6 million for fiscal 2011, an increase of 34% compared to fiscal 2010. Within total revenue, product revenue was $197.4 million for fiscal 2011, an increase of 46% compared to fiscal 2010, and services revenue was

$220.3 million, an increase of 28% compared to fiscal 2010. Ratable and other revenue was $15.9 million compared to $17.5 million for fiscal 2010.

•	Billings[2]: Total billings were $475.8 million for fiscal 2011, an increase of 27% compared to fiscal 2010.

•
Cash and Free Cash Flow[3]: As of December 31, 2011, cash, cash equivalents and investments were $538.7 million, compared to $387.5 million as of December 31, 2010. Free cash flow was $135.2 million, compared to $99.6 million for fiscal 2010[2].

•
GAAP Operating Income: GAAP operating income was $88.9 million for fiscal 2011, representing a GAAP operating margin of 21%, and $55.3 million for fiscal 2010, representing a GAAP operating margin of 17%.

•
Non-GAAP Operating Income[2]: Non-GAAP operating income was $106.0 million for fiscal 2011, representing a non-GAAP operating margin of 24%, and $64.7 million for fiscal 2010, representing a non-GAAP operating margin of 20%.

•
GAAP Net Income and EPS: GAAP net income was $62.5 million for fiscal 2011, based on a 32% tax rate for the year. This compares to GAAP net income of $41.2 million for fiscal 2010, based on a 27% tax rate for the year. GAAP EPS was $0.38 on 163.8 million weighted-average diluted shares outstanding for fiscal 2011, compared to $0.26 on 156.4 million weighted-average diluted shares outstanding for fiscal 2010[4].

•
Non-GAAP Net Income and EPS[2]: Non-GAAP net income was $73.1 million for fiscal 2011, based on a 33% effective tax rate. Non-GAAP net income for fiscal 2010 was $44.6 million, based on a 32% effective tax rate. Non-GAAP EPS was $0.45 on 163.8 million weighted-average diluted shares outstanding for fiscal 2011, compared to $0.29 on 156.4 million weighted-average diluted shares outstanding for fiscal 2010[4].

1 Effective January 1, 2011, we prospectively adopted the Financial Accounting Standards Board's new accounting standards related to software revenue recognition for applicable transactions originating or materially modified after December 31, 2010.

2 A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

3 Includes the impact of a $9.0 million payment in the fourth quarter of 2011 to Trend Micro Incorporated to settle a dispute.

4 Effective June 1, 2011, we completed a two-for-one stock split of our outstanding shares of common stock effected in the form of a stock dividend. All prior share and per share amounts in this release have been retroactively adjusted so the stock split is reflected for all periods presented.

Management Commentary:
Ken Xie, founder, president and chief executive officer of Fortinet, stated: “2011 was another exciting year for Fortinet. Demand for network security solutions remained robust and our growth continued to significantly outpace the overall UTM market and we continued to win business in other network security markets. Our efforts to strengthen our global sales team and enhance our product portfolio have enabled us to successfully penetrate the large enterprise market that is looking to deploy high performance, low latency next generation firewall solutions, as well as grow in the service provider and SMB markets.”
Ken Goldman, chief financial officer of Fortinet, stated: "We had a very strong finish to 2011 with exceptional execution across all geographies and verticals. Since becoming a public company nine quarters ago, we have exceeded our expectations across key metrics, and our fourth quarter results are no exception. We once again outperformed in terms of revenue, profitability, and cash flow and continued to enhance our competitive position and leverage the investments we have made in our R&D and sales infrastructure. Our strong billings performance, robust product revenue growth, market-leading product portfolio and solid overall pipeline of business position the company to maintain momentum in the year ahead.”

Conference Call Details
Fortinet will host a conference call today, January 31, 2012, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its financial results. To access this call, dial (877) 303-6913 (domestic) or (224) 357-2188 (international) with conference ID # 41662134. A live webcast of the conference call and supplemental slides will be accessible from the Investor Relations page of Fortinet's website at http://investor.fortinet.com and a replay will be archived and accessible at: http://investor.fortinet.com/events.cfm. A replay of this conference call can also be accessed through February 14, 2012, by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) with conference ID# 41662134.
Following Fortinet's earnings conference call, the Company will host an additional question-and-answer session at 3:30 p.m. Pacific Time (6:30 p.m. Eastern Time) to provide an opportunity for financial analysts and investors to ask more detailed product and financial questions. To access this call, dial (877) 303-6913 (domestic) or (224) 357-2188 (international) with conference ID # 41663984. This follow-up call will be webcast live and accessible at http://investor.fortinet.com, and a replay will be archived and available after the call at http://investor.fortinet.com/events.cfm. A replay of this conference call will also be available through February 14, 2012 by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) with conference ID # 41663984.
About Fortinet (www.fortinet.com)
Fortinet (NASDAQ: FTNT) is a worldwide provider of network security appliances and the market leader in unified threat management (UTM). Our products and subscription services provide broad, integrated and high-performance protection against dynamic security threats while simplifying the IT security infrastructure. Our customers include enterprises, service providers and government entities worldwide, including the majority of the 2011 Fortune Global 100. Fortinet's flagship FortiGate product delivers ASIC-accelerated performance and integrates multiple layers of security designed to help protect against application and network threats. Fortinet's broad product line goes beyond UTM to help secure the extended enterprise - from endpoints, to the perimeter and the core, including databases and applications. Fortinet is headquartered in Sunnyvale, Calif., with offices around the world.

Copyright © 2012 Fortinet, Inc. All rights reserved. The symbols ® and ™ denote respectively federally registered trademarks and unregistered trademarks of Fortinet, Inc., its subsidiaries and affiliates. Fortinet's trademarks include, but are not limited to, the following: Fortinet, FortiGate, FortiGuard, FortiManager, FortiMail, FortiClient, FortiCare, FortiAnalyzer, FortiReporter, FortiOS, FortiASIC, FortiWiFi, FortiSwitch, FortiVoIP, FortiBIOS, FortiLog, FortiResponse, FortiCarrier, FortiScan, FortiDB and FortiWeb. Other trademarks belong to their respective owners.

FTNT-F

Forward-looking Statements
This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in our business and our pipeline of business in 2012. Although we attempt to be accurate in making forward-looking statements, it is possible that future circumstances might differ from the assumptions on which such statements are based. Important factors that could cause results to differ materially from the statements herein include the following: general economic risks; specific economic risks in different geographies and among different customer segments;

uncertainty regarding increased business and renewals from existing customers; uncertainties around continued success in sales growth and market share gains; failure to convert sales pipeline into final sales; risks associated with successful implementation of multiple integrated software products and other product functionality risks; execution risks around new product introductions and innovation; the ability to attract and retain personnel; changes in strategy; risks associated with management of growth; lengthy sales and implementation cycles, particularly in larger organizations; technological changes that make our products and services less competitive; risks associated with the adoption of, and demand for, the UTM model in general and by specific customer segments; and the other risk factors set forth from time to time in our filings with the SEC, copies of which are available free of charge at the SEC's website at www.sec.gov or upon request from our investor relations department. All forward-looking statements herein reflect our opinions only as of the date of this release, and we undertake no obligation, and expressly disclaim any obligation, to update forward-looking statements herein in light of new information or future events.

Non-GAAP Financial Measures
We have provided in this release financial information that has not been prepared in accordance with GAAP. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. As previously mentioned, a reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

Billings. We define billings as revenue recognized plus the change in deferred revenue from the beginning to the end of the period. We consider billings to be a useful metric for management and investors because billings drive deferred revenue, which is an important indicator of the health and visibility of our business, and has historically represented a majority of the quarterly revenue that we recognize. There are a number of limitations related to the use of billings versus revenue calculated in accordance with GAAP. First, billings include amounts that have not yet been recognized as revenue. Second, we may calculate billings in a manner that is different from peer companies that report similar financial measures. Management compensates for these limitations by providing specific information regarding GAAP revenue and evaluating billings together with revenues calculated in accordance with GAAP.

Free Cash Flow. We define free cash flow as net cash provided by operating activities plus the amount we paid in the fourth quarter of 2011 to settle a lawsuit with Trend Micro Incorporated, minus capital expenditures. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, and strengthening the balance sheet. For the fourth quarter of 2011, we also added back the amount we paid to settle a lawsuit with Trend Micro Incorporated, which was a one-time event that impacted our net cash provided by operating activities during this period. For the full year 2011, we offset the amount we paid to Trend Micro Incorporated with a payment we received in a prior quarter to settle our lawsuit with Palo Alto Networks. Analysis of free cash flow facilitates management's comparisons of our operating results to competitors' operating results. A limitation of using free cash flow versus the GAAP measure of net cash provided by operating activities as a means for evaluating the Company is that free cash flow does not represent the total increase or decrease in the cash balance from operations for the period because it excludes cash used for capital expenditures during the period. Management compensates for this limitation by providing information about our capital expenditures on the face of the cash flow statement and under the caption “Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources” in our Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

Non-GAAP operating income and operating margin. We define non-GAAP operating income as operating income plus stock-based compensation reduced by the income from payments we received from a patent settlement. Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue. We consider these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of stock-based compensation expense and patent settlement related income so that our management and investors can compare our recurring core business operating results over multiple periods. There are a number of limitations related to the use of non-GAAP operating income versus operating income calculated in accordance with GAAP. First, non-GAAP operating income excludes stock-based compensation expense. Stock-based compensation has been and will continue to be for the foreseeable future a significant recurring expense in our business. Second, stock-based compensation is an important part of our employees' compensation and impacts their performance. Third, the components of the costs that we exclude in our calculation of non-GAAP operating income may differ from the components that our peer companies exclude when they report their non-GAAP results of operations. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP operating income and evaluating non-GAAP operating income together with operating income calculated in accordance with GAAP.

Non-GAAP net income and EPS. We define non-GAAP net income as net income plus stock-based compensation expense reduced by the income from payments we received from a patent settlement, less the related tax effects. We define non-GAAP EPS as non-GAAP net income divided by the weighted-average shares outstanding, on a fully-diluted basis. We consider these non-GAAP financial measures to be useful metrics for management and investors for the same reasons that we use non-GAAP operating income and non-GAAP operating margin. However, in order to provide a complete picture of our recurring core business operating results, we exclude from non-GAAP net income and non-GAAP EPS the tax effects associated with stock-based compensation and the patent settlement. We used a 33 percent effective tax rate to calculate non-GAAP net income for the fourth quarter of 2011. We used a 27 percent effective tax rate to calculate non-GAAP net income for the fourth quarter of 2010. We believe these effective tax rates are reasonable estimates of long-term normalized tax rates under our global operating structure. The same limitations described above regarding our use of non-GAAP operating income and non-GAAP operating margin apply to our use of non-GAAP net income and non-GAAP EPS. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net income and non-GAAP EPS and evaluating non-

GAAP net income and non-GAAP EPS together with net income and EPS calculated in accordance with GAAP.

FORTINET, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	December 31, 2011	December 31, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$71,990	$66,859
Short-term investments	318,283	246,651
Accounts receivable, net of allowance for doubtful accounts of $336 and $303, respectively	95,522	72,336
Inventory—Net	16,249	13,517
Deferred tax asset	7,578	8,158
Prepaid expenses and other current assets	11,808	8,849
Deferred cost of revenues	2,140	3,788
Total current assets	523,570	420,158
PROPERTY AND EQUIPMENT—Net	7,966	7,056
DEFERRED TAX ASSET—Non-current	46,523	37,443
DEFERRED COST OF REVENUES—Non-current	3,375	5,543
LONG-TERM INVESTMENTS	148,414	73,950
OTHER ASSETS	4,899	1,272
TOTAL ASSETS	$734,747	$545,422
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$19,768	$12,761
Accrued liabilities	15,971	16,303
Accrued payroll and compensation	24,197	19,670
Deferred revenue	206,928	169,648
Total current liabilities	266,864	218,382
DEFERRED REVENUE—Non-current	87,905	82,983
OTHER NON-CURRENT LIABILITIES	21,624	11,603
Total liabilities	376,393	312,968
STOCKHOLDERS' EQUITY:
Common stock	156	150
Additional paid-in capital	317,026	251,845
Treasury stock	(2,995)	(2,995)
Accumulated other comprehensive income	402	2,181
Retained earnings (accumulated deficit)	43,765	(18,727)
Total stockholders' equity	358,354	232,454
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$734,747	$545,422

FORTINET, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
REVENUE:
Product	$57,463	$41,080	$197,408	$135,140
Services	61,076	47,930	220,268	172,046
Ratable and other revenue	2,322	4,589	15,900	17,510
Total revenue	120,861	93,599	433,576	324,696
COST OF REVENUE:
Product [1]	21,929	15,545	73,201	51,944
Services [1]	9,671	7,116	35,486	26,967
Ratable and other revenue	886	1,562	4,911	6,295
Total cost of revenue	32,486	24,223	113,598	85,206
GROSS PROFIT:
Product	35,534	25,535	124,207	83,196
Services	51,405	40,814	184,782	145,079
Ratable and other revenue	1,436	3,027	10,989	11,215
Total gross profit	88,375	69,376	319,978	239,490
OPERATING EXPENSES:
Research and development [1]	16,379	12,802	63,577	49,801
Sales and marketing [1]	39,984	30,481	145,532	111,968
General and administrative [1]	5,492	5,395	21,965	22,380
Total operating expenses	61,855	48,678	231,074	184,149
OPERATING INCOME	26,520	20,698	88,904	55,341
INTEREST INCOME	963	634	3,523	1,815
OTHER EXPENSE—Net	(112)	(250)	(354)	(815)
INCOME BEFORE INCOME TAXES	27,371	21,082	92,073	56,341
PROVISION FOR INCOME TAXES	10,877	4,941	29,581	15,096
NET INCOME	$16,494	$16,141	$62,492	$41,245
Net income per share [2]:
Basic	$0.11	$0.11	$0.41	$0.29
Diluted	$0.10	$0.10	$0.38	$0.26
Weighted-average shares outstanding [2]:
Basic	154,429	147,698	152,581	140,726
Diluted	164,505	160,668	163,781	156,406

[1] Includes stock-based compensation expense as follows:
Cost of product revenue	$54	$25	$183	$101
Cost of services revenue	666	245	1,790	929
Research and development	1,737	598	4,691	2,339
Sales and marketing	3,036	1,030	9,325	3,810
General and administrative	848	571	3,026	2,136
	$6,341	$2,469	$19,015	$9,315
[2] Effective June 1, 2011, we completed a two-for-one stock split of our outstanding shares of common stock. In accordance with GAAP, we have retroactively displayed the effect of the change in our consolidated financial statements.

FORTINET, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$16,494	$16,141	$62,492	$41,245
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,702	1,463	6,816	5,696
Loss on disposal of fixed assets	—	—	22	14
Amortization of investment premiums	3,007	2,415	12,515	7,349
Stock-based compensation	6,341	2,469	19,015	9,315
Excess tax benefits from employee stock option plans	(10,565)	(1,590)	(19,829)	(5,781)
Changes in operating assets and liabilities:
Accounts receivable—net	(19,687)	(12,773)	(23,246)	(17,784)
Inventory	(4,556)	(3,131)	(6,034)	(5,946)
Deferred tax assets	(2,328)	(4,270)	(7,874)	(4,278)
Prepaid expenses and other current assets	(2,136)	(944)	(4,565)	(3,849)
Deferred cost of revenues	629	638	3,817	364
Other assets	(311)	5	(1,767)	55
Accounts payable	4,287	3,126	6,801	2,437
Accrued liabilities	(5,241)	652	(374)	2,363
Accrued payroll and compensation	3,191	1,153	4,773	5,465
Deferred litigation settlement and other liabilities	(525)	—	2,139
Deferred revenue	19,706	17,381	42,177	50,701
Income taxes payable	12,551	8,690	35,964	16,017
Net cash provided by operating activities	22,559	31,425	132,842	103,383
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investments	(109,796)	(104,381)	(516,906)	(416,376)
Maturities and sales of investments	76,646	56,283	356,327	136,380
Payments made in connection with business acquisition, net	—	—	(2,623)	—
Purchases of property and equipment	(839)	(876)	(3,624)	(3,776)
Deposits of restricted cash	—	66	—	62
Net cash used in investing activities	(33,989)	(48,908)	(166,826)	(283,710)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options and warrants	5,950	5,218	19,968	29,110
Offering costs paid in connection with Initial Public Offering	—	—	—	(872)
Excess tax benefit from employee stock option plans	10,565	1,590	19,829	5,781
Net cash provided by financing activities	16,515	6,808	39,797	34,019
EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	275	395	(682)	709
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,360	(10,280)	5,131	(145,599)
CASH AND CASH EQUIVALENTS—Beginning of period	66,630	77,139	66,859	212,458
CASH AND CASH EQUIVALENTS—End of period	$71,990	$66,859	$71,990	$66,859

Reconciliations of non-GAAP results of operations measures to the nearest comparable GAAP measures
(Unaudited, in thousands)

Reconciliation of GAAP revenue to billing

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Total revenue	$120,861	$93,599	$433,576	$324,696
Increase in deferred revenue	19,706	17,381	42,202	50,701
Total billings (Non-GAAP)	$140,567	$110,980	$475,778	$375,397

Reconciliation of cash provided by operating activities to free cash flow

	Three Months Ended		Twelve Months Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Net cash provided by operating activities	$22,559	$31,425	$132,842	$103,383
Less purchases of property and equipment	(839)	(876)	(3,624)	(3,776)
Add patent litigation settlement[1]	$9,000	$—	$6,000	$—
Free cash flow (Non-GAAP)	$30,720	$30,549	$135,218	$99,607
Net cash used in investing activities *	$(33,989)	$(48,908)	$(166,826)	$(283,710)
Net cash provided by financing activities	$16,515	$6,808	$39,797	$34,019

1 For the three months ended December 31, 2011, we had $7.2 million in accrued liabilities as of the date of the settlement of our litigation with Trend Micro Incorporated. The remaining $1.8 million of the settlement was a prepaid asset at December 31, 2011. For the twelve months ended December 31, 2011, the $9.0 million settlement with Trend Micro Incorporated was partially offset by $3.0 million in cash provided by our litigation settlement with Palo Alto Networks.

* Includes purchases of property and equipment

Reconciliation of non-GAAP results of operations to the nearest comparable GAAP measures and other non-GAAP information
(Unaudited, in thousands, except per share amounts)

Reconciliation of GAAP to Non-GAAP operating income, operating margin, net income and net income per share.

	Three Months Ended December 31, 2011				Three Months Ended December 31, 2010
	GAAP Results	Adjustments		Non-GAAP Results	GAAP Results	Adjustments		Non-GAAP Results
Operating Income	$26,520	$5,863	(a)	$32,383	$20,698	$2,469	(b)	$23,167
Operating Margin	22%			27%	22%			25%
		5,863	(a)			2,469	(b)
		(90)	(c)			(1,332)	(c)
Net Income	$16,494	5,773		$22,267	$16,141	1,137		$17,278
Net income per share - diluted	$0.10			$0.14	$0.10			$0.11
Shares used in per share calculations - diluted	164,505			164,505	160,668			160,668

(a) To eliminate $6.3 million of stock-based compensation expense offset by $0.5 million of patent settlement income in the three months ended December 31, 2011.
(b) To eliminate $2.5 million of stock-based compensation expense in the three months ended December 31, 2010.
(c) To eliminate the tax effects related to expenses noted in (a) and (b)

Reconciliation of GAAP to Non-GAAP operating income, operating margin, net income and net income per share.

	Twelve Months Ended December 31, 2011				Twelve Months Ended December 31, 2010
	GAAP Results	Adjustments		Non-GAAP Results	GAAP Results	Adjustments		Non-GAAP Results
Operating Income	$88,904	$17,104	(a)	$106,008	$55,341	$9,315	(b)	$64,656
Operating Margin	21%			24%	17%			20%
		17,104	(a)			9,315	(b)
		(6,447)	(c)			(5,914)	(c)
Net Income	$62,492	10,657		$73,149	$41,245	3,401		$44,646
Net income per share - diluted	$0.38			$0.45	$0.26			$0.29
Shares used in per share calculations - diluted	163,781			163,781	156,406			156,406

(a) To eliminate $19.0 million of stock-based compensation expense offset by $1.9 million of patent settlement income in the twelve months ended December 31, 2011.
(b) To eliminate $9.3 million of stock-based compensation expense in the twelve months ended December 31, 2010.
(c) To eliminate the tax effects related to expenses noted in (a) and (b)